EXHIBIT 10.51

Certain portions of this Exhibit have been redacted pursuant to Item 601(b)(10) of Regulation S-K and, where applicable, have been marked with “[***]” to indicate where redactions have been made.

Execution Version

ASSIGNMENT AND ASSUMPTION AGREEMENT
(Servicing Agreement – Back Book)
THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment”), effective as of October 31, 2025 (the “Effective Date”), is by and between Cavendish LLC, a Delaware limited liability company (“Assignor”), and HDL Trust (the “Trust”), by UMB Bank, National Association, not in its individual capacity, but solely as trustee for the Trust (“Assignee”).
WHEREAS, Assignor and Harley-Davidson Credit Corp., a Nevada corporation (“HDCC”), as servicer (solely in its capacity as Servicer, together with its successor and assigns, the “Servicer”), have entered into that certain Servicing Agreement, dated as of July 30, 2025 (the “Servicing Agreement”); and
WHEREAS, Assignor has agreed to assign all of its rights, title and interests in, and Assignee has agreed to assume all of Assignor’s rights and obligations under, the Servicing Agreement.
NOW, THEREFORE, in consideration of the mutual covenants, terms, and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.Definitions. All capitalized terms used in this Assignment but not otherwise defined herein are given the meanings set forth in the Servicing Agreement.
2.Assignment and Assumption. Assignor hereby sells, assigns, grants, conveys and transfers to Assignee all of Assignor’s right, title and interest in and to the Servicing Agreement. Assignee hereby accepts such assignment and assumes all of Assignor’s rights and obligations under the Servicing Agreement and agrees to pay, perform and discharge, as and when due, all of the obligations of Assignor under the Servicing Agreement accruing on and after the Effective Date.
3.Governing Law. This Assignment shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction).
4.Modifications; Amendments. This Assignment may not be modified or amended in any manner other than by a written agreement signed by Assignor and Assignee.
5.Binding Effect; Successors and Assigns. This Assignment and the obligations of Assignor and Assignee hereunder shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.
6.Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Assignment delivered by email or other means of electronic

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transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Assignment.
7.Further Assurances. Each of the parties hereto shall execute and deliver, at the reasonable written request of the other party hereto, such additional documents, instruments, conveyances and assurances and take such further actions as such other party may reasonably request in writing to carry out the provisions hereof and give effect to the transactions contemplated by this Assignment.
8.Limitation of Liability. It is expressly understood and agreed by the parties (and any person claiming by or through the parties hereto) that (i) this Assignment is executed and delivered by UMB Bank, National Association (“UMB Bank”) not individually or personally but solely in its representative capacity as trustee of the Trust in the exercise of the powers and authority conferred and vested in it under the Trust’s trust agreement, (ii) each of the undertakings and agreements herein made on the part of the Assignee is made and intended not as personal undertakings or agreements by UMB Bank but is made and intended for the purpose of binding only the Assignee and the Trust, (iii) nothing herein contained shall be construed as creating any obligation or liability on UMB Bank, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, (iv) UMB Bank has made no investigation as to the accuracy or completeness of any representations and warranties made in this Assignment, (v) under no circumstances shall UMB Bank (in its individual capacity or as the Assignee) be personally liable for the payment of any indebtedness, indemnification or expenses of the Assignee and/or the Trust or be liable for the performance, breach or failure of any obligation or covenant made or undertaken by the Trust, Assignee, and/or the Assignor under this Assignment or any related document, (vi) any and all of the rights, privileges, benefits, protections, limitations of liability, immunities, and indemnities set forth in the Trust’s trust agreement (and any and all related agreements and documents) in favor of UMB Bank, the Trust, and/or Trustee shall be incorporated by reference under this Assignment, and (vii) UMB Bank, in any and all of its capacities, shall not have any responsibility or any liability relating in any way to the review, monitoring, examination, verification, and/or identification of any loans (or any other assets) for repurchase (including, without limitation, any breaches of representations or warranties and/or deviations from any underwriting criteria and/or requirements), and/or initiating, responding to, and/or managing any requests for repurchase of any loans (or any other assets), provided further that UMB Bank shall not be required to take any action related in any way thereto unless directed in writing by the Program Manager. Without limitation of anything in the foregoing, in no event shall UMB Bank have any liability to any person under or in connection with this Assignment, any liability of UMB Bank and/or the Assignee being solely the liability of the Trust and solely limited to the assets of the Trust.
9.Program Manager’s Obligations. It is expressly understood and agreed by the parties (and any person claiming by or through the parties hereto) that the Program Manager, on behalf of the Beneficiary and/or the Trustee, shall perform all of the obligations of the “Purchaser,” “Buyer” or “Owner” (or similar terms therein), as the case may be, under the Servicing Agreement and any other related agreement and/or document assigned to, and/or entered into by, the Trustee, and the Program Manager, on behalf of the Beneficiary and/or the Trustee, shall be entitled to exercise any and all rights of the “Purchaser,” “Buyer” or “Owner” (or similar terms therein), as the case may be, on behalf of the Beneficiary and/or the Trustee. In addition, each and every right, obligation, and/or responsibility, and/or exercise of

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discretion on the part of Trustee on behalf of the Trust under this Assignment and/or any of the other Basic Documents, as it relates to any such right, obligation, and/or responsibility of the Trustee on behalf of the Trust, will be made, and as it relates to any discretionary action, may be made, by the Program Manager and shall be effective, honored by and binding on all of the parties without the need for any further or separate action by the Trustee or the Trust.
[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have executed this Assignment to be effective as of the date first above written.
ASSIGNOR:
CAVENDISH LLC
By:    [***]
Name:    [***]
Title:    [***]
[***]
By:    [***]
Name:    [***]
Title:    [***]
[***]
By:    [***]
Name:    [***]
Title:    [***]
[***]
By:    [***]
Name:    [***]
Title:    [***]
[***]
By:    [***]
Name:    [***]
Title:    [***]
[***]
By:    [***]
Name:    [***]
Title:    [***]
[***]
[Signature Page to Assignment and Assumption Agreement – Servicing Agreement]

By:    [***]
Name:    [***]
Title:    [***]

[Signature Page to Assignment and Assumption Agreement – Servicing Agreement]

ASSIGNEE:
HDL TRUST, as Assignee
By:    UMB BANK, NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE FOR HDL TRUST, as Assignee
By:    /s/ Reneta Kovacheva
Name:    Reneta Kovacheva
Title:    Vice President
[Signature Page to Assignment and Assumption Agreement – Servicing Agreement]